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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 22, 2001
                                                -----------------

                            VINTAGE PETROLEUM, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


       Delaware                    1-10578                   73-1182669
  ------------------          ----------------          ------------------
   (State or other            (Commission File             (IRS Employer
   jurisdiction of                 Number)              Identification No.)
   incorporation)


110 West Seventh Street, Tulsa, Oklahoma                   74119
----------------------------------------                ------------
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         On May 22, 2001, the Registrant issued a press release announcing the sale of $200 million of senior subordinated notes. The press release states that the notes will not be registered under the Securities Act of 1933, as amended (the "Act"), and that such notes may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Act.
         The press release was issued in accordance with Rule 135c promulgated under the Act.

         A copy of the press release dated May 22, 2001, is attached as an exhibit hereto and incorporated herein by reference.

         The Registrant has previously engaged in oil and gas hedging activities and intends to continue to consider various hedging arrangements to realize commodity prices which it considers favorable. Currently, oil hedges (swap agreements) for the last three quarters of 2001 cover 2.9 MMBbls at an average NYMEX reference price of $29.82 per Bbl. The following table reflects the barrels hedged and the corresponding weighted average NYMEX reference prices by quarter for the remainder of the year:

                                            Barrels       NYMEX Reference
                      Quarter Ending     (in thousands)    Price Per Bbl
                      --------------     --------------    -------------

                    June 30, 2001            1,055             $30.31

                    September 30, 2001       1,344              29.87

                    December 31, 2001          460              28.58


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

                  99 Press release dated May 22, 2001, issued by the Registrant.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.



Date:  May 23, 2001             By: /s/ Michael F. Meimerstorf
                                   -----------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller

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                                 Exhibit Index



Exhibit
Number         Description
------         -----------

99             Press release dated May 22, 2001, issued by the Registrant.

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